SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
____________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 11, 2018

Globe Photos, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-55370	27-0746744
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6445 South Tenaya Way, B-130 Las Vegas, Nevada 89113
(Address of principal executive offices)

Registrant’s telephone number, including area code: 702-722-6113

__________________ (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      [ ]

CAUTIONARY STATEMENT CONCERNING FORWARD LOOKING STATEMENTS

This Current Report on Form 8-K includes forward-looking statements relating to matters that are not historical facts. Forward-looking statements provide Globe Photos’ (the “Company”) current expectations and forecasts about future events. Forward-looking statements may be identified by the use of words such as “expect,” “believe,” “will,” “would,” “should” or comparable terminology or the negative of these words, or by discussions of strategy. While the Company believes its assumptions and expectations underlying forward-looking statements are reasonable, there can be no assurance that actual results will not be materially different. Risks and uncertainties that could cause actual results to differ include, without limitation, failure to consummate or delays in consummating the transactions described herein, transaction costs associated with the transactions described herein, unexpected losses of economies of scope or scale as a result of the transactions described herein, a decrease or adjustment in the purchase price or other amendment to the definitive agreements for the transactions described herein, failure to obtain necessary governmental approvals for the transactions described herein, and other risks and uncertainties included in reports the Company files with or furnishes to the Securities and Exchange Commission. The Company cautions you that no forward-looking statement is a guarantee of future performance, and you should not place undue reliance on these forward-looking statements which reflect the Company’s view only as of the date of this report. The Company undertakes no obligation to update any forward-looking information.

SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01 - ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Asset Purchase Agreement

On October 11, 2018, Globe Photos, Inc. entered into a definitive Asset Purchase Agreement (the “Purchase Agreement”) with Photo File, Inc., a New York corporation (the “Seller”) and Charles Singer, its CEO and principal shareholder.

Pursuant to the Purchase Agreement, the Company acquired certain assets (the “Assets”) and assumed certain liabilities (the “Assumed Liabilities”) related to Seller. The Assets the Company purchased from Seller include:

  Accounts receivable on August 1, 2018 and thereafter;
  Inventory;
  Marketing materials;
  Applicable contracts, licenses and leases;
  Intellectual property;
  Personal property; and

We agreed to assume the Assumed Liabilities under the Purchase Agreement. These include accounts payable on or after August 1, 2018, all liabilities under the assumed contracts, including a lease obligation through March 31, 2020, and all liabilities associated with the Assets post-closing.

Pursuant to the Purchase Agreement, the Seller shall receive the following consideration:

  $2,000,000 payable as follows: $850,000 was advanced at the execution of the Purchase Agreement, which is secured through a pledge of 40% of the outstanding shares of Seller; $650,000 paid within 24 hours of the execution of the Agreement; and a $500,000 contingency payment shall be paid to Seller within 72 hours of receiving written consent from the major sports leagues.
  A 10% interest in the Nevada subsidiary that we have formed to house the assets; and
  A royalty to Seller that commences upon the initial $6,000,000 in sales from the Nevada subsidiary.

The Purchase Agreement contains customary representations, warranties and covenants.

The foregoing description of the Purchase Agreement does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Purchase Agreement, which is filed as Exhibit 2.1 hereto and incorporated herein by reference.

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The Purchase Agreement has been included solely to provide investors and security holders with information regarding its terms. It is not intended to be a source of financial, business or operational information, or to provide any other factual information, about the Assets, the Company or Seller. The representations, warranties and covenants contained in the Purchase Agreement are made only for purposes of the Purchase Agreement and are made as of specific dates; are solely for the benefit of the parties (except as specifically set forth therein); may be subject to qualifications and limitations agreed upon by the parties in connection with negotiating the terms of the Purchase Agreement, including being qualified by confidential disclosures made for the purpose of allocating contractual risk between the parties, instead of establishing matters as facts; and may be subject to standards of materiality and knowledge applicable to the contracting parties that differ from those applicable to investors or security holders. Investors and security holders should not rely on the representations, warranties and covenants or any description thereof as characterizations of the actual state of facts or condition of the Assets, the Company or Seller. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Purchase Agreement, as applicable, which subsequent information may or may not be fully reflected in public disclosures.

About Photo File, Inc. (Photo File)

Founded in 1987, Photo File, Inc. was initially awarded a license for photography by Major League Baseball and the MLB Players Association, becoming the first company to be given a license for photography by any major sport in the U.S. It currently holds major sports licenses with the NFL, NBA, MLB, NHL and most major colleges to produce licensed sports prints, lithographs and other related items. Photo File is also licensed by thousands of additional individuals and organizations, including Muhammad Ali, Babe Ruth, Joe Namath, Vince Lombardi, and others. Photo File can produce a full range of framed, unframed and matted products in sizes up to 30" x 40", plaques, as well as photo sculptures, ceramic tiles, key chains and event covers.

Employee Base

Photo File currently employs 54 people, including the owner. This staff is comprised of 51 full-time and 3 part-time employees.

Facilities and Equipment

Photo File’s 43,000 square foot leased facility, located in Mount Kisco, NY, includes a printing lab, a graphics department, framing operation, and sales and marketing divisions.

Globe Photos and Photo File Opportunity

Photo File has current licenses with all the major U.S. professional sports leagues and many major colleges to produce and sell officially licensed sports prints, lithographs and sports memorabilia. Its physical assets include more than a million negatives and vintage sports prints, over 1,000 autographed lithographs and related memorabilia, and high-volume printing and packaging equipment. With Photo File’s annual revenues of approximately $7 million, this acquisition presents a tremendous opportunity to use Photo File’s existing sales and marketing organization to open new distribution channels for Globe Photo’s product lines and take advantage of the growing market demand for pop culture imagery and sports memorabilia.

SECTION 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
2.1	Asset Purchase Agreement, dated October 11, 2018
99.1	Audited financial statements of Photo File
99.2	Unaudited financial statements of Photo File
99.3	Pro forma financial information

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Globe Photos, Inc.

/s/ Stuart Scheinman

Stuart Scheinman
President and Chief Executive Officer

Date: October 17, 2018

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